UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 16, 2010

GENERAL EMPLOYMENT ENTERPRISES, INC
(Exact name of registrant as specified in its charter)

Illinois	1-05707	36-6097429
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Tower Lane, Suite 2200, Oakbrook Terrace, Illinois	60181
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(630) 954-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

This current report on Form 8-K/A (amendment No. 1) hereby amends and supplements the current report on form 8-K of General Employment Enterprises Inc.  (GEE) originally filed with the Security and Exchange Commission ion June 8, 2010.  regarding GEE’s acquisition of On-Site Services, Inc pursuant to an asset purchase agreement dated June 2, 2010

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

Filed herein as Exhibit 99.1 to this Amendment No.1 are the audited financial statements of On-Site Services, Inc. : for the fiscal years ending 12/31/2008 and 12/31/2009.

(b)	Pro Forma Financial Information .

Filed herein as Exhibit 99.2 to this Amendment No. 1 are the unaudited pro forma financial statements for six months ending March 31, 2010 for On-Site Services, Inc

(C)	Pro Forma Financial Information .

Filed herein as Exhibit 99.3 to this Amendment No. 1 are the unaudited pro forma condensed combined financial statements as of March 31, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENERAL EMPLOYMENT ENTERPRISES, INC.
(Registrant)

Date: August 16, 2010	By: /s/ James R. Harlan
James R. Harlan
Chief Financial Officer

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